UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2023

Invitae Corporation
(Exact name of the registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of	(Commission	(I.R.S. employer
incorporation or organization)	File Number)	identification number)
1400 16th Street, San Francisco, California 94103
(Address of principal executive offices, including zip code)
(415) 374-7782
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
On August 22, 2023, Invitae Corporation (the “Company”) entered into a privately negotiated exchange agreement (the “Exchange Agreement”) with a holder of the Company’s currently outstanding 2.00% Convertible Senior Notes due 2024 (the “Old Notes”). Pursuant to the Exchange Agreement (which was effective upon signing, subject only to settlement in accordance with its terms), the Company is exchanging $17,211,000 aggregate principal amount of the Old Notes for $100,000 aggregate principal amount of its new 4.5% Series A Convertible Senior Secured Notes due 2028 (the “New Notes”) and 15,819,604 shares (the “New Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock” and such exchange transaction, the “Transaction”) (which represents 98% of $17,110,000 in aggregate principal amount of the Old Notes). The issuance of the New Notes and New Shares is exempt from registration in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Both the New Notes and the New Shares will be freely transferable upon issuance. The New Notes are being issued pursuant to an existing indenture (the “Indenture”), dated as of March 7, 2023, among the Company, subsidiaries of the Company party thereto as guarantors (the “Guarantors”) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”), pursuant to which the Company previously issued $275,257,000 in aggregate principal amount of its 4.5% Series A Convertible Senior Secured Notes due 2028 (the “Existing Series A Notes”) and $30,000,000 in aggregate principal amount of its 4.5% Series B Convertible Senior Secured Notes due 2028 (the “Existing Series B Notes”, and together with the Existing Series A Notes, the “Notes”). The New Notes will have the same terms with the Existing Series A Notes (other than (i) the date of the issuance thereof and (ii) with respect to the date on which interest begins to accrue thereon but including, for the avoidance of doubt, the same initial conversion price, make whole payments and provisions relating to the issuance of warrants to purchase Common Stock in the event of the redemption of the New Notes or acceleration of the New Notes following the occurrence of an event of default as a result of a failure by the Company to settle any conversion in cash (the “Warrants”)). Any Warrants issued will cover the same number of shares of Common Stock underlying, and at an exercise price equal to the conversion price of, the prepaid New Notes. The Transaction is not subject to any closing conditions, and the Company expects to settle the Transaction on or about August 23, 2023.
If issued, the Warrants and the shares of Common Stock issuable upon their exercise will be issued in a private placement pursuant to Section 4(a)(2) of the Securities Act in transactions not involving a public offering (or, in the case of the issuance of shares of Common Stock pursuant to certain non-cash exercises of the Warrants, pursuant to Section 3(a)(9) under the Securities Act as an exchange with existing security holders).
On August 22, 2023, in connection with the Transaction, the Company, the Guarantors, the Trustee and the Collateral Agent entered into the First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture, amending certain terms of the Indenture consented to by the Holders of the requisite aggregate principal amount of the outstanding Notes. The First Supplemental Indenture, among other things, (i) added an ability of the Company to issue additional Series A Notes, in aggregate principal amount not to exceed $100,000 and (ii) amended certain terms of the covenant restricting modifications of material documents.
The foregoing description of the Exchange Agreement, the First Supplemental Indenture, the New Notes and the Warrants does not purport to be complete and is qualified in its entirety by reference to the Form of Exchange Agreement, the First Supplemental Indenture, Form of New Notes and Form of Warrant, a copy of each of which is filed herewith as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the New Notes and the Indenture is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.
The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the issuance and sale of the New Shares, the New Notes and Warrants is incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating the expected settlement of the Transaction. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to: risks related the potential impact of market and other general economic conditions; the ability of the Company to successfully execute its strategic business realignment plan and achieve the intended benefits thereof on the expected timeframe or at all; the Company’s failure to manage growth effectively; the Company’s failure to fully realize the anticipated benefits of the transaction; and the other risks set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 and in the Company’s subsequent filings with the Commission. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

4.1	Form of New Notes
4.2	Form of Warrant (incorporated by reference to Exhibit 4.2 of the Company’s current report on Form 8-K filed with the SEC on March 1, 2023)
10.1	Form of Exchange Agreement
10.2	First Supplemental Indenture, dated August 22, 2023, among Invitae Corporation, the guarantor parties thereto and U.S. Bank Trust Company, National Association, as trustee and collateral agent
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 23, 2023

INVITAE CORPORATION

By:	/s/ Thomas R. Brida
Name:	Thomas R. Brida
Title:	General Counsel